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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 19, 2007
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:	(262)638-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     The Company has reported its 1st quarter 2008 financial results. The Company's press release dated October 23, 2007 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01

Regulation FD Disclosure

     The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

     The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

     On October 19, 2007, the Board of Directors of Twin Disc Incorporated (“the Company”) authorized a two-for-one stock split of the Company’s outstanding shares of common stock. Record holders of Twin Disc common stock at the close of business on December 10, 2007 (“Record Date”) will receive one additional share of Twin Disc common stock for every share they own as of the Record Date. The Company anticipates additional shares resulting from the split will be issued in book-entry form on the distribution date of December 31, 2007. The Company’s common stock will begin trading at its post-split price on January 2, 2008. The board authorized an increase in the number of authorized common shares from 15 million to 30 million shares in conjunction with the split. The Company will file an amendment to its Restated Articles of Incorporation with the Wisconsin Department of Financial Institutions to reflect the increase in authorized common shares. A copy of the Company’s press release regarding the stock split is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item	9.01	Financial Statements and Exhibits
(c)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION
99.1		Press Release announcing 1st quarter 2008 financial results.

99.2		Press Release announcing two-for-one stock split.

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 23, 2007

Twin Disc, Inc.                                                         /s/ THOMAS E. VALENTYN
                                                                        Thomas E. Valentyn
                                                                        General Counsel & Secretary